GABELLI COMSTOCK FUNDS, INC.
ONE CORPORATE CENTER
RYE, NY 10580

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                               GABELLI COMSTOCK
                                  FUNDS, INC.
                ------------------------------------------------
                                GABELLI COMSTOCK
                                 STRATEGY FUND

                                GABELLI COMSTOCK
                               CAPITAL VALUE FUND

                                 ANNUAL REPORT
                                 APRIL 30, 2000

                          GABELLI COMSTOCK FUNDS, INC.
                         GABELLI COMSTOCK STRATEGY FUND
                      GABELLI COMSTOCK CAPITAL VALUE FUND
                              One Corporate Center
                                 Rye, NY 10580

INVESTMENT ADVISER
GABELLI FUNDS, LLC
One Corporate Center
Rye, NY 10580

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
New York, NY 10286

DISTRIBUTOR
GABELLI & COMPANY, INC.
One Corporate Center
Rye, NY 10580

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
STATE STREET BANK AND TRUST COMPANY
125 Franklin Street
Boston, MA 02108

SHAREHOLDER SERVICING AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8308
Boston, MA 02266-8308

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER
& FLOM LLP
919 Third Avenue
New York, NY 10036

OFFICERS & DIRECTORS
Charles L. Minter,
  Chief Executive Officer and
  Director
Martin Weiner, President and
  Chief Financial Officer
Robert C. Ringstad, Vice President and
  Treasurer
Carolyn Matlin, Secretary
M. Bruce Adelberg, Director
Anthony J. Colavita, Director
Vincent D. Enright, Director
Anthony R. Pustorino, Director
Werner J. Roeder, Director
Robert M. Smith, Director
Henry G. Van der Eb, Director

--------------------------------------------------------------------------------

 This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                    SHAREHOLDER INQUIRIES TEL. 1-800-GABELLI

DEAR FELLOW SHAREHOLDER:

     We are pleased to announce that the shareholders have approved the proposals to engage affiliates of Gabelli Asset Management Inc. (Gabelli) of Rye, New York as investment adviser and distributor for your Funds. These proposals have been structured to increase each Fund's potential to generate shareholder value over the long term and strengthen their competitive position within the mutual fund industry. In connection with this change, the Funds have been renamed Gabelli Comstock Capital Value Fund and Gabelli Comstock Strategy Fund and several independent directors of other Gabelli mutual funds have been added to the board for these Funds. Gabelli is a New York Stock Exchange listed, widely recognized and respected provider of investment advisory services. Gabelli manages approximately $22 billion in assets of mutual funds, closed-end funds, private advisory accounts and partnerships.

     Martin Weiner and Charles Minter are now employed by Gabelli and continue to be co-portfolio managers of the Funds. We expect to maintain the bearish strategies based upon our continuing view that we have entered a bear market.

     The secular bull market in effect since 1982 was propelled to extremes in the last few years by a positive feedback effect of numerous factors interacting and reinforcing one another. When the market reverses itself, as may now be the case, these same factors are then likely to unravel, resulting in a negative feedback effect and a market far lower than it is today.

     For the initial phase of the long bull market, which started in 1982, there was good reason for the market to rise. Inflation and interest rates were declining from historically high levels, price-earnings ratios were at the low end of their range, and the economy was emerging from recession. By 1995 investors were able to look back at 5, 10, and 15-year periods and notice that annual average returns were far above the returns that were available anywhere else. Since that time fundamentals such as price-earnings ratios and dividend yields have been virtually ignored and stocks have been rising on their own momentum. In other words, they kept going up because they were going up.

     As stocks have climbed, more and more investors have hopped on board by increasing their debt--margin debt, credit cards and mortgages. Margin debt has soared, particularly in the last six months, while mortgage debt as a percentage of house prices is far higher than a few years ago, despite the rise in house prices. Indexing has also been a factor enhancing stock prices. Observing that the major indices were outperforming the broad list of stocks, investors piled into index funds at a rapid rate, thereby exaggerating the moves of those sectors of the market that were already soaring. This helped large-cap and so-called New Economy stocks rise even further at the expense of small-cap and Old Economy stocks. Active mutual funds also reinforced this strategy as money poured into the top-performing funds and fled the underperformers. Thus the top-performing stocks were boosted even more while the underperformers continued to languish. The long market climb also increased the return of fixed-obligation corporate pension funds to a point where the companies no longer had to make any more contributions, and, in many cases, got back part of the gains. This alone has become a significant portion of corporate earnings growth and therefore helped the stock market.

     Another factor responsible for boosting corporate earnings is the large amount of equity investments held by major companies and the inclusion of gains from stock sales in ordinary income. How many are aware that about one-half of Microsoft's recently reported income gain came from investments? Intel and Cisco also reported significant gains from equity investments while Chase's Private Equity Group was responsible for over 40% of the bank's fourth quarter earnings.

     The extremely high levels of the market and associated investor enthusiasm allowed for the explosion of IPOs in technology, particularly in the Internet area. Thus, numerous newly public companies with negative profits and cash flow were supplied with huge amounts of assets, which they spent on labor, infrastructure, marketing and advertising which further sparked the general economy. The roaring market also created a significant wealth effect among consumers, who sharply reduced their savings rate in order to accommodate increased spending. Over the past four years the correlation between the stock market and retail sales has been virtually 100 percent. All of these beneficial effects increased corporate profits, which further boosted the stock market.

     Now the market is in transition, if not already in a bear trend. The current market is exhibiting the signs of a classic textbook peak. The probable top is characterized by extremely high valuation, an overheating economy, labor shortages, creeping inflation, tightening monetary policy, poor breadth and investor complacency. As the market turns down, all of the factors cited above, which combined to form a huge positive feedback effect, will no longer provide support, but instead will probably reverse and become a massive negative feedback effect. With the market so highly overvalued and speculative, the eventual bottom could be a long way down.

     Because this report covers periods prior to the transactions with Gabelli, it covers the performance of the Funds as the Comstock Partners Funds prior to these transactions. Future reports will reflect operations as Gabelli Comstock Funds. For the year ended April 30, 2000, the Comstock Partners Strategy Fund's class O, A, and C shares posted total returns of -14.35%, -14.58%, and -14.89% respectively, and the Comstock Partners Capital Value Fund class A, B, C, and R shares posted total returns of -20.70%, -21.82%, -21.39%, and -20.49%
respectively.*

                              Sincerely,

                              /s/ Charles L. Minter       /s/ Martin Weiner
                                  Charles L. Minter           Martin Weiner

Lawrenceville, New Jersey
May 28, 2000

*PERFORMANCE INFORMATION:

Total return assumes the reinvestment of dividends and distributions and excludes the effect of sales loads.

The Standard & Poor's 500 Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher; all returns are market value weighted inclusive of accrued interest.

Investors should note that there can be no assurance that the markets will perform according to the investment adviser's expectations or that the adviser's investment approach will achieve its objectives.

--------------------------------------------------------------------------------
    You may obtain current information about Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund and our investment strategy through our internet web site
                              www.comstockfunds.com
    or call our telephone information line 1-800-GABELLI. Please save this information for future reference.
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS O SHARES*


CLASS O SHARES         S&P 500 INDEX          LEHMAN GOVT/CORP BOND INDEX          BLENDED INDEX
--------------         -------------          ---------------------------          --------------
   9550                  10000                       10000                            10000
  10824                  12554                       10858                            11452
  12242                  13879                       11767                            12498
  13302                  16324                       13513                            14475
  14577                  18615                       14968                            16199
  15409                  21334                       17139                            18249
  16970                  21416                       17336                            18726
  17375                  25156                       18536                            20712
  17837                  32756                       20139                            24066
  16972                  40989                       21492                            27235
  14446                  57823                       23927                            33154
  12811                  70441                       25430                            37040
  10973                  77577                       25672                            38582

    * The total return reflects the deduction of the maximum initial sales charge of 4.5% when the Fund last offered Class O shares. The ending value of investments in the Fund's Class A shares (based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88 until the introduction of Class A shares on 7/15/92, assuming the current 4.5% maximum initial sales charge for Class A shares) and Class C shares (based on a hypothetical investment in Class O shares at the Fund's inception on 5/26/88 until 7/15/92 and Class A shares from 7/15/92 until 8/01/95) over the same time period would have been $10,731 and $10,876, respectively. Total return prior to 8/01/91 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares and Class C shares were not actually introduced until 7/15/92 and 8/01/95, respectively, total return for the period prior to the introduction of each such class (i) reflects the performance information for Class O shares and Class A shares, as appropriate (ii) does not reflect service and distribution fees borne by Class A shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions.
   ** Fund's inception.
  *** This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
 **** This unmanaged broad-based index is comprised of US Government Agency and Treasury securities and investment grade corporate debt. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
***** The blended index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED APRIL 30, 2000)+

---------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE FUND'S
                                                                                                       INCEPTION
                                                       ONE YEAR       FIVE YEARS      TEN YEARS        (5/26/88)
---------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS STRATEGY FUND CLASS O
  Without sales charge                                    -14.35%          -8.78%         -1.09%            1.17%
  With sales charge++                                     -18.20%          -9.61%         -1.54%            0.78%
---------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS STRATEGY FUND CLASS A
  Without sales charge                                    -14.58%          -9.02%         -1.31%           +0.98%
  With sales charge++                                     -18.42%          -9.85%         -1.76%           +0.59%
---------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS STRATEGY FUND CLASS C
  Without contingent deferred sales charge                -14.89%          -9.61%         -2.08%           +0.32%
  With contingent deferred sales charge+++                -15.71%          -9.61%         -2.08%           +0.32%
---------------------------------------------------------------------------------------------------------------------

    + See first footnote to the preceding graph for a discussion of the presentation of total return.
   ++ Assuming maximum initial sales charge of 4.5%
  +++ Assuming payment of the maximum contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS A SHARES*

S&P 500 INDEX                           CLASS A SHARES
-------------                           --------------
   10000                                      9550
   13223                                     13363
   16728                                     15145
   15641                                     17449
   19221                                     19472
   21243                                     22348
   24978                                     22979
   28475                                     23817
   31100                                     24323
   32752                                     24294
   38464                                     23924
   50068                                     23591
   62646                                     20531
   88371                                     14067
  107661                                     10438
  118567                                      8277

    * The total return is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85, assuming the current 4.5% maximum initial sales charge for Class A shares. The ending value of investments in the Fund's Class B shares (based on a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until the introduction of Class B shares on 1/15/93), Class C shares (based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until 1/15/93, and Class B shares from 1/15/93 until the introduction of Class C shares on 8/22/95) and Class R shares (based on a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until the introduction of Class R shares on 8/22/95) over the same time period would have been $8,133, $8,172 and $8,767, respectively. Because Class B shares were not actually introduced until 1/15/93 and Class C shares and Class R shares were not actually introduced until 8/22/95, total return for the period prior to the introduction of each such class (i) in the case of Class B shares and Class R shares, reflects the performance information for Class A shares
      (ii) in the case of Class C shares, reflects the performance information for Class A shares and Class B shares, as appropriate and (iii) in the case of Class B shares and Class C shares, does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions.
   ** Fund's inception.
  *** This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
 **** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED APRIL 30, 2000)+

------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE FUND'S
                                                                                             SINCE POLICY  INCEPTION
                                                    ONE YEAR     FIVE YEARS    TEN YEARS     INCEPTION++   (10/10/85)
------------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS A
  Without sales charge                                -20.70%       -19.12%        -9.45%        -4.54%        -0.98%
  With sales charge+++                                -24.27%       -19.86%        -9.86%        -4.87%        -1.29%
------------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS B
  Without contingent deferred sales charge            -21.82%       -19.80%       -10.02%         -5.0%        -1.41%
  With contingent deferred sales charge++++           -24.94%       -19.93%       -10.02%         -5.0%        -1.41%
------------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS C
  Without contingent deferred sales charge            -21.39%       -19.72%        -9.98%        -4.97%         1.38%
  With contingent deferred sales charge+++++          -22.17%       -19.72%        -9.98%        -4.97%         1.38%
------------------------------------------------------------------------------------------------------------------------
  COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS R        -20.49%       -18.92%        -9.34%        -4.45%         0.90%
------------------------------------------------------------------------------------------------------------------------

      + See first footnote to the preceding graph for a discussion of the presentation of total return.
     ++ On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
    +++ Assuming maximum initial sales charge of 4.5%.
   ++++ Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B shares is 4% and is reduced to 0% after six years.
  +++++ Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions of Class C shares made within one year of purchase.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Strategy Fund Schedule of Investments                      As of April 30, 2000

                      S&P     MOODY'S          SHARES HELD/                                                         VALUE
                     RATING*  RATING*           FACE AMOUNT                            ISSUE                      (NOTE 1A)
BONDS
U.S. Government                                                     United States Treasury Notes:
Obligations -- 93.7%    AAA     Aaa           $    19,000,000       8.500% due 11/15/00                          $19,213,750
                        AAA     Aaa                 5,400,000       6.375% due 1/31/02                             5,371,315
                        AAA     Aaa                 5,400,000       6.000% due 8/15/09                             5,271,750
----------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN BONDS (cost $30,181,789) -- 93.7%                           29,856,815
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Country Funds -- 0.3%                                  77,600       Lazard Vietnam Fund, Ltd. (a)                     93,120
----------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN COMMON STOCKS (cost $155,212) -- 0.3%                           93,120
----------------------------------------------------------------------------------------------------------------------------
Total investments (cost $30,337,001) -- 94.0%                                                                     29,949,935
Put options purchased (cost $2,014,795) -- 3.5%+                                                                   1,117,938
Other assets less liabilities -- 2.5%                                                                                787,008
                                                                                                                 -----------
Net Assets -- 100.0%                                                                                             $31,854,881
                                                                                                                 ===========

+ Put options purchased as of April 30, 2000 are as follows:

                          NUMBER OF                                    EXPIRATION DATE/                           VALUE
                          CONTRACTS                 ISSUE              EXERCISE PRICE                           (NOTE 1A)
                             125                S&P 500 Index          Jun. 00/1300                            $  112,500
                             100                S&P 500 Index          Sep. 00/1200                               135,000
                              50                S&P 500 Index          Sep. 00/1225                                81,875
                              75                S&P 500 Index          Sep. 00/1275                               168,750
                              85                S&P 500 Index          Sep. 00/1350                               302,813
                              80                S&P 500 Index          Dec. 00/1300                               317,000
                                                                                                               ----------
                                         Total put options purchased
                                              (cost $2,014,795)                                                $1,117,938
                                                                                                               ==========

   * Ratings shown have not been audited by Ernst & Young LLP.
 (a) Non-income producing.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments                 As of April 30, 2000

                                                   SHARES
                        S&P      MOODY'S            HELD/                                                         VALUE
                       RATINGS*  RATINGS*        FACE AMOUNT                         ISSUE                      (NOTE 1A)
COMMON STOCKS
Country Funds -- 0.2%                                 87,000       Lazard Vietnam Fund, Ltd. (a)               $   104,400
--------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN COMMON STOCKS (cost $147,912) -- 0.2%                        104,400
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (B)
U.S. Government                                                    United States Treasury Bills:
Obligations -- 90.7%      AAA      Aaa           $46,000,000       5.845% due 10/05/00 (c)(d)                   44,836,476
--------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (cost $44,827,428) -- 90.7%         44,836,476
--------------------------------------------------------------------------------------------------------------------------
Total investments (cost $44,975,340) -- 90.9%                                                                   44,940,876
Put options purchased (cost $4,235,220) -- 4.1%+                                                                 2,010,062
Variation margin on open futures contracts -- 0.1%++                                                                73,000
Other assets less liabilities -- 4.9%                                                                            2,394,718
                                                                                                               -----------
Net Assets -- 100.0%                                                                                           $49,418,656
                                                                                                               ===========

+ Put options purchased as of April 30, 2000 are as follows:

                          NUMBER OF                                        EXPIRATION DATE/       VALUE
                          CONTRACTS                 ISSUE                   EXERCISE PRICE      (NOTE 1A)
                             525                S&P 500 Index             Jun. 00/1300          $  472,500
                              80                S&P 500 Index             Sep. 00/1200             108,000
                             175                S&P 500 Index             Sep. 00/1225             286,562
                              75                S&P 500 Index             Sep. 00/1275             168,750
                             140                S&P 500 Index             Sep. 00/1350             498,750
                             120                S&P 500 Index             Dec. 00/1300             475,500
                                                                                                ----------
                                         Total Put Options Purchased
                                              (cost $4,235,220)                                 $2,010,062
                                                                                                ==========

++ Open futures contracts sold as of April 30, 2000 are as follows:

                           NUMBER OF                                                    VALUE       UNREALIZED
                           CONTRACTS                 ISSUE         EXPIRATION DATE    (NOTE 1A)    APPRECIATION
                               40                S&P 500 Index     Jun. 00           $14,600,000     $130,000
                                                                                     ===========     ========

   * Ratings shown have not been audited by Ernst & Young LLP.
 (a) Non-income producing.
 (b) These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (c) Partially held by the broker as collateral for open short positions.
 (d) Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund Statement of Securities Sold Short      As of April 30, 2000

                                                                                                                  VALUE
COMMON STOCKS                                   SHARES                             ISSUE                        (NOTE 1A)
Banking and Financial -- 2.6%                     5,200       Merrill Lynch & Co., Inc.                        $    530,075
                                                 42,000       United Asset Management Corporation                   756,000
                                                                                                               ------------
                                                                                                                  1,286,075
                                                                                                               ------------
Communications -- 4.3%                            3,700       Brocade Communications Systems, Inc.                  458,800
                                                  4,500       Exodus Communications, Inc.                           397,969
                                                 11,500       Global Crossing Ltd.                                  362,250
                                                  5,600       Level 3 Communications, Inc.                          498,400
                                                  9,000       MCI WorldCom Inc.                                     408,937
                                                                                                               ------------
                                                                                                                  2,126,356
                                                                                                               ------------
Retail -- 2.1%                                    9,400       Amazon.com, Inc.                                      518,762
                                                 18,000       Walgreen Co.                                          506,250
                                                                                                               ------------
                                                                                                                  1,025,012
                                                                                                               ------------
Technology -- 14.2%                               7,300       Cisco Systems, Inc.                                   506,095
                                                  5,400       CMGI Inc.                                             384,750
                                                  9,000       CNET Networks, Inc.                                   311,063
                                                  6,500       Electronic Data Systems Corporation                   446,875
                                                  4,400       i2 Technologies, Inc.                                 568,700
                                                  6,300       Internet Capital Group, Inc.                          266,963
                                                  4,200       JDS Uniphase Corporation                              435,488
                                                  2,400       Juniper Networks, Inc.                                510,450
                                                  6,500       Oracle Corporation                                    519,594
                                                 13,800       Sanchez Computer Associates, Inc.                     267,375
                                                  5,100       Siebel Systems, Inc.                                  626,662
                                                  5,000       Software.com, Inc.                                    404,375
                                                  8,000       Tellabs, Inc.                                         438,500
                                                  5,600       Vitesse Semiconductors Corporation                    381,150
                                                  7,500       Xilinx, Inc.                                          549,375
                                                  3,200       Yahoo! Inc.                                           416,800
                                                                                                               ------------
                                                                                                                  7,034,215
                                                                                                               ------------
U.S. Index -- 2.5%                               13,000       Nasdaq-100 Shares                                   1,222,000
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (proceeds $14,435,403)-- 25.7%      $12,693,658
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Statements of Assets and Liabilities                       As of April 30, 2000

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
ASSETS:
Investments at value (cost $30,337,001 and
  $44,975,340, respectively) (Note 1a)..............    $ 29,949,935     $ 44,940,876
Put options purchased (cost $2,014,795 and
  $4,235,220, respectively) (Note 1a)...............       1,117,938        2,010,063
Cash................................................         158,167          414,864
Receivable from brokers for proceeds on securities
  sold short........................................              --       14,354,343
Receivables:
    Interest........................................         899,095           81,096
    Capital stock sold..............................          75,388          504,628
    Variation margin on open futures contracts......              --           73,000
Prepaid expenses....................................          10,597           17,025
                                                        ------------     ------------
    Total assets....................................      32,211,120       62,395,895
                                                        ------------     ------------
LIABILITIES:
Payables:
    Short sales (proceeds $14,435,403)..............              --       12,693,658
    Dividends to shareholders (Note 1f).............         136,366               --
    Capital stock redeemed..........................          61,907          129,520
    Investment advisory fees (Note 2)...............          15,944           16,370
    Administrative fees (Note 2)....................          10,246           10,231
    Service and Distribution Plan fees (Note 2).....             981           16,726
Accrued expenses and other liabilities..............         130,795          110,734
                                                        ------------     ------------
    Total liabilities...............................         356,239       12,977,239
                                                        ------------     ------------
NET ASSETS..........................................    $ 31,854,881     $ 49,418,656
                                                        ============     ============
NET ASSETS CONSIST OF:
    Paid in capital.................................    $128,891,609     $311,662,521
    Undistributed net investment income.............         133,511        2,514,279
    Accumulated net realized loss on investments,
      put options purchased, futures and short sale
      transactions..................................     (95,886,316)    (264,370,268)
    Net unrealized appreciation on short sale
      transactions..................................              --        1,741,745
    Net unrealized depreciation on investments, put
      options purchased and futures transactions....      (1,283,923)      (2,129,621)
                                                        ------------     ------------
NET ASSETS..........................................    $ 31,854,881     $ 49,418,656
                                                        ============     ============
SHARES OF COMMON STOCK OUTSTANDING:
    Class O shares:
      150 million of $0.001 par value authorized....       6,896,318               --
                                                        ============     ============
    Class A shares:
      200 million of $0.001 par value authorized....         937,997               --
                                                        ============     ============
      125 million of $0.001 par value authorized....              --       14,401,086
                                                        ============     ============
    Class B shares:
      125 million of $0.001 par value authorized....              --        2,923,151
                                                        ============     ============
    Class C shares:
      200 million of $0.001 par value authorized....          52,214               --
                                                        ============     ============
      125 million of $0.001 par value authorized....              --          907,420
                                                        ============     ============
    Class R shares:
      125 million of $0.001 par value authorized....              --            1,619
                                                        ============     ============
NET ASSET VALUE PER SHARE:
    Class O shares:
      $27,853,875 / 6,896,318 shares................    $       4.04               --
                                                        ============     ============
    Class A shares:
      $3,789,059 / 937,997 shares and $39,111,983 /
        14,401,086 shares, respectively.............    $       4.04     $       2.72
                                                        ============     ============
    Class B shares:
      $7,935,958 / 2,923,151 shares.................              --     $       2.71
                                                        ============     ============
    Class C shares:
      $211,947 / 52,214 shares and $2,366,327 /
        907,420 shares, respectively................    $       4.06     $       2.61
                                                        ============     ============
    Class R shares:
      $4,388 / 1,619 shares.........................              --     $       2.71
                                                        ============     ============

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Statements of Operations for the Year Ended April 30, 2000

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
INVESTMENT INCOME (NOTE 1E):
Interest and discount earned........................    $  2,805,609     $  4,012,188
                                                        ------------     ------------
    Total investment income.........................       2,805,609        4,012,188
                                                        ------------     ------------
EXPENSES:
Transfer agent fees (Note 2)........................         250,886          191,308
Investment advisory fees (Note 2)...................         248,618          275,381
Professional fees...................................         188,920          201,316
Administrative fees (Note 2)........................         125,000          106,673
Registration fees...................................          37,905           54,043
Printing and shareholder reports....................          32,422           46,262
Directors' fees and expenses........................          19,517           20,389
Service and Distribution Plan fees (Note 2).........          18,338          285,676
Insurance...........................................          11,502            8,865
Custodian fees......................................           7,032           21,641
Dividends on securities sold short..................              --          192,870
Sub-investment advisory fees (Note 2)...............              --           91,616
Other operating expenses............................           1,065            1,839
                                                        ------------     ------------
    Total expenses..................................         941,205        1,497,879
                                                        ------------     ------------
NET INVESTMENT INCOME...............................       1,864,404        2,514,309

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (NOTES 1B, 1E & 3):
Net realized loss on investments, put options
    purchased and futures transactions..............     (11,682,811)     (15,365,820)
Net realized loss on short sale transactions........              --       (6,539,009)
Change in net unrealized depreciation
    on investments, put options purchased and
    futures transactions............................       3,061,143        2,042,595
Change in net unrealized appreciation on short sale
    transactions....................................              --        1,556,390
                                                        ------------     ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.......................    $ (6,757,264)    $(15,791,535)
                                                        ============     ============

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Statements of Changes in Net Assets

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     ----------------------------------      ----------------------------------
                                                        FOR THE             FOR THE             FOR THE             FOR THE
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     APRIL 30, 2000      APRIL 30, 1999      APRIL 30, 2000      APRIL 30, 1999
                                                     --------------      --------------      --------------      --------------
OPERATIONS:        Net investment income..........     $  1,864,404        $  4,006,671        $  2,514,309        $  3,004,038
                   Net realized loss on
                     investments, put options
                     purchased and futures
                     transactions.................      (11,682,811)        (18,605,800)        (15,365,820)        (36,312,815)
                   Net realized loss on short sale
                     transactions.................               --                  --                  --          (4,513,603)
                   Net realized gain (loss) on
                     foreign currency
                     transactions.................               --            (258,095)         (6,539,009)                232
                   Change in net unrealized
                     depreciation on investments,
                     put options purchased and
                     futures transactions.........        3,061,143           6,462,751           2,042,595          10,410,516
                   Change in net unrealized
                     appreciation on short sale
                     transactions.................               --                  --           1,556,390          (3,337,189)
                   Change in net unrealized
                     appreciation (depreciation)
                     on foreign currency
                     transactions.................               --                  85                  --                (229)
                                                       ------------        ------------        ------------        ------------
                   Net decrease in net assets
                     resulting from operations....       (6,757,264)         (8,394,388)        (15,791,535)        (30,749,050)
                                                       ------------        ------------        ------------        ------------
DIVIDENDS TO
SHAREHOLDERS:      Net investment income
                     Class O shares...............       (1,610,240)         (5,160,678)                 --                  --
                     Class A shares...............         (233,701)         (1,164,003)           (851,889)         (4,670,703)
                     Class B shares...............               --                  --             (11,654)         (1,055,304)
                     Class C shares...............          (15,205)           (161,582)                 --            (424,045)
                     Class R shares...............               --                  --                (340)             (2,791)
                                                       ------------        ------------        ------------        ------------
                   Net decrease in net assets
                     resulting from dividends.....       (1,859,146)         (6,486,263)           (863,883)         (6,152,843)
                                                       ------------        ------------        ------------        ------------
CAPITAL STOCK
TRANSACTIONS:      Net proceeds from shares sold:
                     Class A shares...............          444,503           6,709,067          32,351,340          72,881,288
                     Class B shares...............               --                  --           4,853,966           9,536,857
                     Class C shares...............          414,162           3,427,816           2,438,625           6,171,123
                     Class R shares...............               --                  --                  --              15,615
                   Dividends reinvested:
                     Class O shares...............          414,230           1,057,662                  --                  --
                     Class A shares...............           94,722             456,571             491,960           2,493,441
                     Class B shares...............               --                  --               6,822             785,985
                     Class C shares...............            4,230              43,829                  --             299,295
                     Class R shares...............               --                  --                 334               2,758
                   Cost of shares redeemed:
                     Class O shares...............      (11,005,330)        (15,458,293)                 --                  --
                     Class A shares...............       (3,445,035)        (14,435,471)        (39,944,149)        (53,055,530)
                     Class B shares...............               --                  --          (8,005,008)        (16,164,345)
                     Class C shares...............         (820,862)         (3,893,287)         (4,140,687)         (6,762,314)
                     Class R shares...............               --                  --             (20,765)             (4,488)
                                                       ------------        ------------        ------------        ------------
                   Net increase (decrease) in net
                     assets resulting from capital
                     stock transactions...........      (13,899,380)        (22,092,106)        (11,967,562)         16,199,685
                                                       ------------        ------------        ------------        ------------
                   Decrease in net assets.........      (22,515,790)        (36,972,757)        (28,622,980)        (20,702,208)

NET ASSETS:        Beginning of year..............       54,370,671          91,343,428          78,041,636          98,743,844
                                                       ------------        ------------        ------------        ------------
                   End of year....................     $ 31,854,881        $ 54,370,671        $ 49,418,656        $ 78,041,636
                                                       ============        ============        ============        ============
                   Undistributed net investment
                     income.......................     $    133,511        $    128,253        $  2,514,279        $    850,950
                                                       ============        ============        ============        ============

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Statements of Changes in Net Assets (Concluded)

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     ----------------------------------      ----------------------------------
                                                        FOR THE             FOR THE             FOR THE             FOR THE
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     APRIL 30, 2000      APRIL 30, 1999      APRIL 30, 2000      APRIL 30, 1999
                                                     --------------      --------------      --------------      --------------
CAPITAL STOCK
TRANSACTIONS:      Shares sold:
                     Class A shares...............           97,794           1,143,386           9,753,239          14,850,897
                     Class B shares...............               --                  --           1,464,663           1,946,743
                     Class C shares...............           89,073             544,088             756,546           1,308,333
                     Class R shares...............               --                  --                  --               3,367
                   Shares issued for dividends
                     reinvested:
                     Class O shares...............           94,459             188,009                  --                  --
                     Class A shares...............           21,364              80,055             167,904             609,643
                     Class B shares...............               --                  --               2,321             193,117
                     Class C shares...............              951               7,462                  --              76,743
                     Class R shares...............               --                  --                 115                 678
                   Shares redeemed:
                     Class O shares...............       (2,473,941)         (2,738,860)                 --                  --
                     Class A shares...............         (772,651)         (2,580,491)        (12,484,941)        (11,235,997)
                     Class B shares...............               --                  --          (2,511,093)         (3,428,678)
                     Class C shares...............         (181,581)           (701,666)         (1,358,811)         (1,546,743)
                     Class R shares...............               --                  --              (6,897)             (1,111)
                                                       ------------        ------------        ------------        ------------
                   Net increase (decrease) in
                     shares outstanding...........       (3,124,532)         (4,058,017)         (4,216,954)          2,776,992
                                                       ============        ============        ============        ============

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Strategy Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                   FOR THE YEAR                           FOR THE YEAR
                                                      ENDED                                  ENDED
                                                  APRIL 30, 2000                         APRIL 30, 1999
                                        ----------------------------------     ----------------------------------
                                        CLASS O      CLASS A      CLASS C      CLASS O      CLASS A      CLASS C
                                        --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................    $   4.94     $   4.94     $   4.94     $   6.06     $   6.06     $   6.06
                                        --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...........        0.20         0.19         0.15         0.30         0.29         0.26
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions and
 foreign currency transactions......       (0.90)       (0.90)       (0.90)       (0.94)       (0.95)       (0.97)
                                        --------     --------     --------     --------     --------     --------
   Total from investment
   operations.......................       (0.70)       (0.71)       (0.73)       (0.64)       (0.66)       (0.71)
                                        --------     --------     --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
 income.............................       (0.20)       (0.19)       (0.15)       (0.48)       (0.46)       (0.41)
Dividends from realized gains on
 foreign currency transactions......       --           --           --           --           --           --
                                        --------     --------     --------     --------     --------     --------
   Total dividends and
   distributions....................       (0.20)       (0.19)       (0.15)       (0.48)       (0.46)       (0.41)
                                        --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR........    $   4.04     $   4.04     $   4.06     $   4.94     $   4.94     $   4.94
                                        ========     ========     ========     ========     ========     ========
Total investment return (2).........      (14.35)%     (14.58)%     (14.89)%     (11.32)%     (11.56)%     (12.42)%
                                        ========     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)...........................    $ 27,854     $  3,789     $    212     $ 45,803     $  7,858     $    710
                                        ========     ========     ========     ========     ========     ========
Ratio of expenses to average net
 assets.............................        2.23%        2.46%        3.16%        1.49%        1.75%        2.48%
                                        ========     ========     ========     ========     ========     ========
Decrease reflected in above expense
 ratios due to waiver of
 administrative fees................       --           --           --            0.14%        0.14%        0.14%
                                        ========     ========     ========     ========     ========     ========
Ratio of net investment income to
 average net assets.................        4.55%        4.28%        3.51%        5.29%        5.05%        4.14%
                                        ========     ========     ========     ========     ========     ========
Portfolio turnover rate.............         112%         112%         112%         130%         130%         130%
                                        ========     ========     ========     ========     ========     ========

                                                   FOR THE YEAR
                                                       ENDED
                                                  APRIL 30, 1998
                                       -------------------------------------
                                         CLASS O       CLASS A      CLASS C
                                       -----------     --------     --------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................   $      7.77     $   7.77     $   7.74
                                       -----------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...........          0.43         0.42         0.37
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions and
 foreign currency transactions......         (1.54)       (1.55)       (1.54)
                                       -----------     --------     --------
   Total from investment
   operations.......................         (1.11)       (1.13)       (1.17)
                                       -----------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
 income.............................         (0.60)       (0.58)       (0.51)
Dividends from realized gains on
 foreign currency transactions......       --             --           --
                                       -----------     --------     --------
   Total dividends and
   distributions....................         (0.60)       (0.58)       (0.51)
                                       -----------     --------     --------
NET ASSET VALUE, END OF YEAR........   $      6.06     $   6.06     $   6.06
                                       ===========     ========     ========
Total investment return (2).........        (14.88)%     (15.11)%     (15.61)%
                                       ===========     ========     ========
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)...........................   $    71,692     $ 17,871     $  1,780
                                       ===========     ========     ========
Ratio of expenses to average net
 assets.............................          1.31%        1.55%        2.29%
                                       ===========     ========     ========
Decrease reflected in above expense
 ratios due to waiver of
 administrative fees................          0.01%        0.01%        0.01%
                                       ===========     ========     ========
Ratio of net investment income to
 average net assets.................          6.01%        5.79%        5.08%
                                       ===========     ========     ========
Portfolio turnover rate.............           227%         227%         227%
                                       ===========     ========     ========

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Strategy Fund     Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                         FOR THE YEAR                           FOR THE YEAR
                                            ENDED                                  ENDED
                                        APRIL 30, 1997                         APRIL 30, 1996
                              ----------------------------------     ----------------------------------
                              CLASS O      CLASS A      CLASS C      CLASS O      CLASS A      CLASS C+
                              --------     --------     --------     --------     --------     --------
NET ASSET VALUE,
 BEGINNING OF YEAR.....       $   8.78     $   8.78     $   8.77     $   9.10     $   9.10     $   9.00
                              --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (1)...................           0.78         0.54         0.45         0.76         0.57         0.37
Net realized and
 unrealized gain (loss)
 on investments, put
 options purchased,
 futures transactions
 and foreign currency
 transactions..........          (1.19)       (0.96)       (0.95)       (0.53)       (0.36)       (0.22)
                              --------     --------     --------     --------     --------     --------
   Total from
   investment
   operations..........          (0.41)       (0.42)       (0.50)        0.23         0.21         0.15
                              --------     --------     --------     --------     --------     --------
LESS DIVIDENDS AND
 DISTRIBUTIONS
Dividends from net
 investment income.....          (0.47)       (0.46)       (0.41)       (0.55)       (0.53)       (0.38)
Distributions from
 realized gains on
 foreign currency
 transactions..........          (0.13)       (0.13)       (0.12)       --           --           --
                              --------     --------     --------     --------     --------     --------
   Total dividends and
   distributions.......          (0.60)       (0.59)       (0.53)       (0.55)       (0.53)       (0.38)
                              --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF
 YEAR..................       $   7.77     $   7.77     $   7.74     $   8.78     $   8.78     $   8.77
                              ========     ========     ========     ========     ========     ========
Total investment return
 (2)...................          (4.85)%      (5.10)%      (5.94)%       2.66%        2.40%        1.96%(3)
                              ========     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTARY
 DATA
Net assets, end of year
 (000 omitted).........       $134,719     $ 43,327     $ 13,020     $224,148     $ 53,652     $    317
                              ========     ========     ========     ========     ========     ========
Ratio of expenses to
 average net assets....           1.18%        1.43%        2.14%        1.23%        1.48%        2.28%(4)
                              ========     ========     ========     ========     ========     ========
Decrease reflected in
 above expense ratios
 due to waiver of
 administrative fees...          --           --           --           --           --           --
                              ========     ========     ========     ========     ========     ========
Ratio of net investment
 income to average net
 assets................           6.80%        6.55%        5.81%        6.56%        6.33%        5.79%(4)
                              ========     ========     ========     ========     ========     ========
Portfolio turnover
 rate..................            126%         126%         126%          96%          96%          96%
                              ========     ========     ========     ========     ========     ========

   +  Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to April 30, 1996.
 (1)  Based on average shares outstanding.
 (2)  Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
 (3)  Total investment return is presented for the year ended April 30, 1996. For the period prior to
      August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by
      Class C shares.
 (4)  Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                              FOR THE
                                                             YEAR ENDED
                                                           APRIL 30, 2000
                                           ----------------------------------------------
                                           CLASS A      CLASS B      CLASS C      CLASS R
                                           -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR......   $  3.49      $  3.47      $  3.32      $  3.48
                                           -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...............      0.12         0.10         0.09         0.14
Net realized and unrealized gain (loss)
 on investments, put options purchased,
 futures transactions, short sale
 transactions and foreign currency
 transactions...........................     (0.84)       (0.86)       (0.80)       (0.85)
                                           -------      -------      -------      -------
   Total from investment operations.....     (0.72)       (0.76)       (0.71)       (0.71)
                                           -------      -------      -------      -------
LESS DIVIDENDS
Dividends from net investment income....     (0.05)       --++         --           (0.06)
                                           -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR............   $  2.72      $  2.71      $  2.61      $  2.71
                                           =======      =======      =======      =======
Total investment return (2).............    (20.70)%     (21.82)%     (21.39)%     (20.49)%
                                           =======      =======      =======      =======
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000 omitted)...   $39,112      $ 7,936      $ 2,366      $     5
                                           =======      =======      =======      =======
Ratio of expenses to average net
 assets.................................      2.01%        2.78%        2.71%        1.61%
                                           =======      =======      =======      =======
Ratio of interest expense and dividends
 on securities sold short to average net
 assets.................................      0.28%        0.28%        0.28%        0.23%
                                           =======      =======      =======      =======
Ratio of net investment income to
 average net assets.....................      3.82%        3.04%        3.07%        4.13%
                                           =======      =======      =======      =======
Portfolio turnover rate.................         0%           0%           0%           0%
                                           =======      =======      =======      =======

                                                                FOR THE
                                                               YEAR ENDED
                                                             APRIL 30, 1999
                                           --------------------------------------------------
                                             CLASS A        CLASS B      CLASS C      CLASS R
                                           -----------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR......   $      5.06      $  4.99      $  4.80      $  5.05
                                           -----------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...............          0.14         0.11         0.10         0.15
Net realized and unrealized gain (loss)
 on investments, put options purchased,
 futures transactions, short sale
 transactions and foreign currency
 transactions...........................         (1.40)       (1.38)       (1.32)       (1.40)
                                           -----------      -------      -------      -------
   Total from investment operations.....         (1.26)       (1.27)       (1.22)       (1.25)
                                           -----------      -------      -------      -------
LESS DIVIDENDS
Dividends from net investment income....         (0.31)       (0.25)       (0.26)       (0.32)
                                           -----------      -------      -------      -------
NET ASSET VALUE, END OF YEAR............   $      3.49      $  3.47      $  3.32      $  3.48
                                           ===========      =======      =======      =======
Total investment return (2).............        (25.80)%     (26.19)%     (26.22)%     (25.67)%
                                           ===========      =======      =======      =======
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000 omitted)...   $    59,246      $13,752      $ 5,014      $    29
                                           ===========      =======      =======      =======
Ratio of expenses to average net
 assets.................................          1.47%        2.21%        2.18%        1.24%
                                           ===========      =======      =======      =======
Ratio of interest expense and dividends
 on securities sold short to average net
 assets.................................          0.72%        0.85%        0.78%        0.72%
                                           ===========      =======      =======      =======
Ratio of net investment income to
 average net assets.....................          3.31%        2.46%        2.54%        3.56%
                                           ===========      =======      =======      =======
Portfolio turnover rate.................           465%         465%         465%         465%
                                           ===========      =======      =======      =======

                                                                FOR THE
                                                               YEAR ENDED
                                                             APRIL 30, 1998
                                           --------------------------------------------------
                                            CLASS A         CLASS B      CLASS C      CLASS R
                                           -----------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR......   $      8.62      $  8.45      $  8.31      $  8.62
                                           -----------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...............          0.31         0.25         0.23         0.33
Net realized and unrealized gain (loss)
 on investments, put options purchased,
 futures transactions, short sale
 transactions and foreign currency
 transactions...........................         (2.91)       (2.85)       (2.78)       (2.91)
                                           -----------      -------      -------      -------
   Total from investment operations.....         (2.60)       (2.60)       (2.55)       (2.58)
                                           -----------      -------      -------      -------
LESS DIVIDENDS
Dividends from net investment income....         (0.96)       (0.86)       (0.96)       (0.99)
                                           -----------      -------      -------      -------
NET ASSET VALUE, END OF YEAR............   $      5.06      $  4.99      $  4.80      $  5.05
                                           ===========      =======      =======      =======
Total investment return (2).............        (31.48)%     (32.01)%     (32.10)%     (31.28)%
                                           ===========      =======      =======      =======
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000 omitted)...   $    64,452      $26,235      $ 8,029      $    28
                                           ===========      =======      =======      =======
Ratio of expenses to average net
 assets.................................          1.35%        2.10%        2.08%        1.11%
                                           ===========      =======      =======      =======
Ratio of interest expense and dividends
 on securities sold short to average net
 assets.................................          0.24%        0.24%        0.21%        0.26%
                                           ===========      =======      =======      =======
Ratio of net investment income to
 average net assets.....................          4.49%        3.74%        3.70%        4.73%
                                           ===========      =======      =======      =======
Portfolio turnover rate.................           359%         359%         359%         359%
                                           ===========      =======      =======      =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund     Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                    FOR THE YEAR ENDED
                                                      APRIL 30, 1997
                                      -----------------------------------------------
                                      CLASS A       CLASS B      CLASS C      CLASS R
                                      --------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................   $  10.54      $ 10.38      $ 10.24      $ 10.53
                                      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............       0.59         0.54         0.57         0.82(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and
 foreign currency transactions.....      (1.92)       (1.93)       (1.91)       (2.13)
                                      --------      -------      -------      -------
   Total from investment
   operations......................      (1.33)       (1.39)       (1.34)       (1.31)
                                      --------      -------      -------      -------
LESS DIVIDENDS
Dividends from net investment
 income............................      (0.59)       (0.54)       (0.59)       (0.60)
                                      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD.....   $   8.62      $  8.45      $  8.31      $  8.62
                                      ========      =======      =======      =======
Total investment return (2)........     (12.97)%     (13.69)%     (13.47)%     (12.83)%
                                      ========      =======      =======      =======
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)..........................   $160,834      $64,671      $ 7,271      $   117
                                      ========      =======      =======      =======
Ratio of expenses to average net
 assets............................       1.28%        2.03%        2.07%        1.19%
                                      ========      =======      =======      =======
Ratio of interest expense and
 dividends on securities sold short
 to average net assets.............       0.51%        0.50%        0.47%        0.38%
                                      ========      =======      =======      =======
Ratio of net investment income to
 average net assets................       6.16%        5.52%        6.02%        8.65%
                                      ========      =======      =======      =======
Portfolio turnover rate............        399%         399%         399%         399%
                                      ========      =======      =======      =======

                                                  FOR THE SEVEN MONTHS ENDED
                                                        APRIL 30, 1996
                                      --------------------------------------------------
                                        CLASS A        CLASS B      CLASS C      CLASS R
                                      -----------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................   $     10.61      $ 10.41      $ 10.41      $ 10.62
                                      -----------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............          0.22         0.18         0.44         0.30
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and
 foreign currency transactions.....          0.17         0.16        (0.12)        0.09
                                      -----------      -------      -------      -------
   Total from investment
   operations......................          0.39         0.34         0.32         0.39
                                      -----------      -------      -------      -------
LESS DIVIDENDS
Dividends from net investment
 income............................         (0.46)       (0.37)       (0.49)       (0.48)
                                      -----------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD.....   $     10.54      $ 10.38      $ 10.24      $ 10.53
                                      ===========      =======      =======      =======
Total investment return (2)........          3.81%        3.36%        3.30%        3.97%
                                      ===========      =======      =======      =======
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)..........................   $   241,472      $81,786      $ 3,531      $     1
                                      ===========      =======      =======      =======
Ratio of expenses to average net
 assets............................          0.75%(3)     1.18%(3)     1.28%(3)     0.61%(3)
                                      ===========      =======      =======      =======
Ratio of interest expense and
 dividends on securities sold short
 to average net assets.............          0.18%(3)     0.19%(3)     0.18%(3)     0.17%(3)
                                      ===========      =======      =======      =======
Ratio of net investment income to
 average net assets................          2.13%(3)     1.70%(3)     1.71%(3)     2.28%(3)
                                      ===========      =======      =======      =======
Portfolio turnover rate............            56%          56%          56%          56%
                                      ===========      =======      =======      =======

                                                       FOR THE YEAR ENDED
                                                       SEPTEMBER 30, 1995
                                      ----------------------------------------------------
                                        CLASS A        CLASS B      CLASS C+      CLASS R+
                                      -----------      -------      --------      --------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................   $     11.88      $ 11.69      $ 10.64       $  10.84
                                      -----------      -------      -------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............          0.36         0.31         0.02           0.04
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and
 foreign currency transactions.....         (1.37)       (1.38)       (0.25)         (0.26)
                                      -----------      -------      -------       --------
   Total from investment
   operations......................         (1.01)       (1.07)       (0.23)         (0.22)
                                      -----------      -------      -------       --------
LESS DIVIDENDS
Dividends from net investment
 income............................         (0.26)       (0.21)       --             --
                                      -----------      -------      -------       --------
NET ASSET VALUE, END OF PERIOD.....   $     10.61      $ 10.41      $ 10.41       $  10.62
                                      ===========      =======      =======       ========
Total investment return (2)........         (8.58)%      (9.27)%      (2.26)%        (2.03)%
                                      ===========      =======      =======       ========
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)..........................   $   271,052      $87,847      $     1       $      1
                                      ===========      =======      =======       ========
Ratio of expenses to average net
 assets............................          1.24%        1.99%        0.26%(3)       0.14%(3)
                                      ===========      =======      =======       ========
Ratio of interest expense and
 dividends on securities sold short
 to average net assets.............          0.45%        0.45%        0.06%(3)       0.04%(3)
                                      ===========      =======      =======       ========
Ratio of net investment income to
 average net assets................          3.61%        2.86%        0.23%(3)       0.38%(3)
                                      ===========      =======      =======       ========
Portfolio turnover rate............            55%          55%          55%            55%
                                      ===========      =======      =======       ========

 (1)  Based on average shares outstanding.
 (2)  Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
 (3)  Not annualized.
   +  Class C shares and Class R shares were introduced on August 22, 1995.
  ++  Amount is less than $0.01 per share.

                       See notes to financial statements.

COMSTOCK PARTNERS FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS:

1. SIGNIFICANT ACCOUNTING POLICIES:

Comstock Partners Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Strategy Fund offers Class A and Class C shares. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Premier Mutual Fund Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Class O shares are no longer issued by the Company except in connection with the reinvestment of dividends and distributions on outstanding Class O shares.

The following is a summary of significant accounting policies followed by the
Company:

Strategy Fund and Capital Value Fund:

(a) Valuation of investments -- Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Options written are valued at the last asked price.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments -- The Funds may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Funds are exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Options -- The Funds are authorized to write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

Forward foreign exchange contracts -- The Funds are authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Financial futures contracts -- The Funds may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transaction gains

(losses) are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis. Under the terms of the custody agreement, the Strategy Fund and the Capital Value Fund received net earnings credit of $3,983 and $3,659, respectively, during the year ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(f) Dividends and distributions -- Dividends and distributions payable by the Funds are accrued on the ex- dividend date.

(g) Reclassification of net assets -- During the year ended April 30, 2000, the Strategy Fund reclassified $3,344,662 from accumulated net realized losses to paid in capital. The Capital Value Fund decreased paid in capital by $29,865,552, decreased accumulated net realized losses by $29,852,649 and increased undistributed net investment income by $12,903. These reclassifications were the result of permanent book to tax differences from the expiration of capital loss carryforwards with respect to the Strategy Fund and, primarily, foreign currency transactions and the expiration of capital loss carryforwards for the Capital Value Fund. The results of operations and net assets were not affected by these reclassifications.

(h) Expenses -- Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro rata basis.

(i) Use of estimates -- The Funds' financial statements are prepared in accordance with United States generally accepted accounting principles which may require the use of estimates and assumptions. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:

(a) The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser has responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser receives from the Company, on behalf of the Capital Value Fund, a monthly fee at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets, .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion.

Through August 31, 1999, the Investment Adviser engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser managed the short-term cash and cash equivalent investments of the Strategy Fund and provided investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provided general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser paid the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

Through August 31, 1999, the Dreyfus Corporation also acted as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser managed the short-term cash and cash equivalent investments of the Capital Value Fund and provided investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provided general advice regarding economic factors and trends and acted as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser received an annual fee computed daily and paid monthly by the Company at the following annual rates: .35% of the first $300 million of the Capital Value Fund's average daily net assets, .30% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20% of the Capital Value Fund's average daily net assets in excess of $1 billion. Effective September 1, 1999, Princeton Administrators L.P. ("Princeton") assumed administrative responsibility for the Capital Value Fund.

Under the terms of an Amended and Restated Administration Agreement between the Company, on behalf of the Strategy Fund and the Capital Value Fund, and Princeton, Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Funds, including maintaining certain of the books and records of both of the Funds, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Funds and their shares and providing the Funds with administrative office facilities. For the services rendered to the Funds and the facilities furnished, each Fund pays Princeton a monthly fee equal to the greater of (i) $125,000 per annum or (ii) an annual rate equal to .25% of each Fund's average daily net assets up to $100 million, .225% of each Fund's average daily net assets on the next $100 million, .20% of each Fund's average daily net assets on the next $400 million and .175% of each Fund's average daily net assets in excess of $600 million.

The Company compensates Dreyfus Transfer, Inc. under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the year ended April 30, 2000, such compensation amounted to $157,327 for the Capital Value Fund and $91,924 for the Strategy Fund. Dreyfus Transfer, Inc. is a wholly-owned subsidiary of The Dreyfus Corporation.

(b) Service and Distribution Plan -- Class A Shares

Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays Dreyfus Service Corporation or any affiliate for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 2000, $134,204 and $13,821 were charged to the Class A shares of Capital Value Fund and Strategy Fund, respectively.

Service and Distribution Plans -- Class B Shares and Class C Shares

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of such Fund. During the year ended April 30, 2000, $83,681 and $29,923 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $27,894 and $9,974 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. For the same period, $3,388 and $1,129 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

(c) Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser. Each director who is not an "affiliated person" as defined in the 1940 Act receives from the Company an annual fee of $20,000 per year.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term and US Government securities, for the year ended April 30, 2000 were as follows:

                                                                  PURCHASES                    SALES
                                                                --------------             --------------
            Strategy Fund:...................................    $   --                     $    194,949
                                                                 ============               ============
            Capital Value Fund:
              Long transactions..............................    $         --               $    194,949
              Short sale transactions........................      72,584,152                 65,319,073
                                                                 ------------               ------------
                                                                 $ 72,584,152               $ 65,514,022
                                                                 ============               ============

The Capital Value Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at April 30, 2000 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Realized and unrealized gains (losses) as of April 30, 2000 were as follows:

Strategy Fund:

                                                                  REALIZED                  UNREALIZED
                                                                   LOSSES                     LOSSES
                                                                --------------             --------------
            Long-term investments............................    $ (4,672,726)              $   (387,066)
            Put options purchased............................      (7,010,085)                  (896,857)
                                                                 ------------               ------------
                                                                 $(11,682,811)              $ (1,283,923)
                                                                 ============               ============

Capital Value Fund:

                                                                  REALIZED                  UNREALIZED
                                                                   LOSSES                  GAINS (LOSSES)
                                                                --------------             --------------
            Long-term investments............................    $ (1,064,371)              $    (43,512)
            Short sale transactions..........................      (6,539,009)                 1,741,745
            Short-term investments...........................          (9,355)                     9,048
            Put options purchased............................     (12,292,084)                (2,225,157)
            Financial futures contracts......................      (2,000,010)                   130,000
                                                                 ------------               ------------
                                                                 $(21,904,829)              $   (387,876)
                                                                 ============               ============

As of April 30, 2000, the cost of investments of each Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for each Fund at April 30, 2000:

                                                           GROSS                GROSS
                                                        APPRECIATION         DEPRECIATION             NET
                                                        ------------         ------------         -----------
            Strategy Fund..........................      $   54,422          $(1,338,345)         $(1,283,923)
            Capital Value Fund.....................      $2,163,770          $(2,551,646)         $  (387,876)

The following summarizes the capital loss carryforwards of each Fund at April 30, 2000:

 EXPIRING IN FISCAL YEAR     STRATEGY FUND        CAPITAL VALUE FUND
-------------------------    ----------------     ------------------
          2001                 $  8,777,000          $ 17,716,000
          2002                     --                  56,799,000
          2003                     --                   9,145,000
          2004                   12,520,000            15,769,000
          2005                   14,913,000            14,169,000
          2006                   14,076,000            57,497,000
          2007                   26,320,000            48,938,000
          2008                   15,124,000            36,909,000
                               ------------          ------------
                               $ 91,730,000          $256,942,000
                               ============          ============

4. SUBSEQUENT EVENTS:

In May 2000 the Company's Board of Directors declared ordinary income dividends for the Strategy Fund as follows:

          AMOUNT PER SHARE
-------------------------------------
 CLASS O      CLASS A       CLASS C         PAYABLE DATE          RECORD DATE
---------    ----------    ----------    -------------------    ---------------
$0.01736      $0.01649      $0.01343        May 31, 2000          May 22, 2000

Effective May 23, 2000, after shareholder approval, Gabelli Funds LLC ("Gabelli") assumed the role of Investment Adviser and Administrator for both Funds. As compensation for services and related expenses, the Strategy Fund will pay Gabelli an annual fee of 0.85% of the Fund's daily average net assets, computed daily and payable monthly. The Capital Value Fund will pay Gabelli an annual fee of 1.0% of the Fund's daily average net assets, computed daily and payable monthly. Gabelli has agreed to waive a portion of their fee (0.19%) for the Capital Value Fund for up to the first two years, to the extent necessary, in order to maintain the Fund's 1999 expense ratio. Also, Gabelli and Company, Inc. entered into a distribution agreement with each of the Funds.

With the change in Investment Adviser, the Funds' names were changed to Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund.

Gabelli will subcontract, at its own expense, administrative responsibilities that are not performed by the Funds' custodian, transfer agent and dividend disbursing agent.

Beginning in fiscal year 2001, directors will earn an annual retainer of $5,000 plus $1,000 per meeting attended.

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Comstock Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and statement of securities sold short, of Comstock Partners Funds, Inc. (comprising, respectively, Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund) as of April 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Partners Funds, Inc. at April 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

New York, New York
June 9, 2000

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.  2000

                      FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions paid by the Funds during the fiscal year ended April 30, 2000, 0.30% and 1.04% qualify for the dividends received deduction for corporations for the Strategy Fund and the Capital Value Fund, respectively. Additionally, there were no long-term capital gains distributed during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from State income tax. We recommend that you consult your tax advisor to determine if any portions of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets invested in Federal obligations for each Fund as of the end of each quarter of the fiscal year:

                                                        PERCENTAGE OF FEDERAL OBLIGATIONS*
                                                   --------------------------------------------
                   FUND QUARTER ENDED              STRATEGY FUND            CAPITAL VALUE FUND
          ------------------------------------     --------------           -------------------
          7/31/99.............................         91.31%                      73.37%
          10/31/99............................         94.29%                      74.78%
          1/31/00.............................         93.18%                      73.35%
          4/30/00.............................         92.69%                      71.86%

Of each Fund's ordinary income distributions paid during the fiscal year ended April 30, 2000, 99.70% and 74.24% was attributable to federal obligations for the Strategy Fund and the Capital Value Fund, respectively. In calculating the foregoing percentages, expenses of each Fund have been allocated on a pro rata basis.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.